BT INVESTMENT FUNDS

Global High Yield Securities Fund

Supplement to Prospectus dated January 31, 1997


         Under the sub-section entitled "Portfolio Managers" on page 30, please delete the biographies of David A. Reiss and Stephen C. Freidheim in their entirety. Effective July 1997, Greg Hopper, Vice President of Bankers Trust, has taken over the day-to-day management of the Global High Yield Securities Portfolio. Mr. Hopper joined Bankers Trust in 1993 and is responsible for the management of corporate bond investments. He has ten years of investment experience. Previously, he worked as an officer at Paine Webber Group (Mitchell Hutchins), Drexel Burnham Lambert and Fleet Financial Group.


                                                                   July 24, 1997





























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